UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 31, 2010

LaBARGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-05761	73-0574586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Clayton Road, St. Louis, Missouri 63124
(Address of principal executive offices)		(Zip Code)

(314) 997-0800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act.

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

                  On December 31, 2010, LaBarge, Inc. (the “Registrant”), LaBarge Electronics, Inc., and LaBarge Acquisition Company, Inc., wholly-owned subsidiaries of the Registrant, entered into the Third Amendment to Loan Agreement by and among the Registrant, LaBarge Electronics, Inc., and LaBarge Acquisition Company, Inc., as borrowers, U.S. Bank National Association and Wells Fargo Bank, National Association, as lenders, and U.S. Bank National Association, as agent for the lenders (the “Third Amendment”).  This Third Amendment extends the maturity date of the original loan for an additional two years to December 31, 2013, and reduces the interest rates to current market levels.

                  In connection with the Third Amendment, each of LaBarge Electronics, Inc. and LaBarge Acquisition Company, Inc. executed restatements of their original Term Loan Promissory Notes (the “Notes”) in favor of U.S. Bank National Association and Wells Fargo Bank, National Association. The Notes extend the maturity of the original notes to December 31, 2013.

                  Copies of the Third Amendment and the Notes are attached hereto as Exhibits10.1, 10.2, 10.3, 10.4 and 10.5, respectively. The foregoing summaries of the terms of the Third Amendment and the Notes are qualified in their entireties by reference to such Exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

                  On December 31, 2010, the Registrant, LaBarge Electronics, Inc. and LaBarge Acquisition Company, Inc. entered into the Third Amendment. In addition, each of LaBarge Electronics, Inc. and LaBarge Acquisition Company, Inc. executed the Notes. Summaries of the terms of the Third Amendment and the Notes are included in Item 1.01 above and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1

Third Amendment to Loan Agreement dated as of December 31, 2010, by and among LaBarge, Inc., LaBarge Electronics, Inc. and LaBarge Acquisition Company, Inc., as borrowers, U.S. Bank National Association and Wells Fargo Bank, National Association, as lenders, and U.S. Bank National Association, as agent for the lenders.

10.2	Term Loan Promissory Note – LaBarge Acquisition Company, Inc. and U.S. Bank National Association.

10.3	Term Loan Promissory Note – LaBarge Acquisition Company, Inc. and Wells Fargo Bank, National Association.

10.4	Term Loan Promissory Note – LaBarge Electronics, Inc. and U.S. Bank National Association.

10.5	Term Loan Promissory Note – LaBarge Electronics, Inc. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2011

LaBARGE, INC.

By: /s/DONALD H. NONNENKAMP
Name: Title:	Donald H. Nonnenkamp Vice President, Chief Financial Officer and Secretary